UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 1, 2017
Date of Report
(Date of earliest event reported)

BLUCORA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6333 North State Highway 161, 6th Floor
Irving, Texas 75038
(Address of principal executive offices)
(972) 870-6000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 1, 2017, the Board of Directors of Blucora, Inc. (the "Company") appointed Steven Aldrich to serve on the Board of Directors of the Company (the “Board”) to fill a vacancy that resulted from the retirement of Steven W. Hooper on June 1, 2017. Mr. Aldrich will serve as a Class II director, and his term will expire at the Company’s 2019 Annual Meeting of Stockholders. Mr. Aldrich was also appointed by the Board to serve on the Nominating and Governance Committee of the Board.
Mr. Aldrich, 47, has served as the Chief Product Officer at GoDaddy, Inc. ("GoDaddy") since January 2016, and he previously served as Senior Vice President, Business Applications beginning in July 2012. Before joining GoDaddy in 2012, Mr. Aldrich served in various senior management roles at Intuit, Inc., a business and financial software company, from 1996 through 2008, including Vice President of Strategy and Innovation for the small business division. Mr. Aldrich also served as CEO of Outright Inc., a bookkeeping and accounting service, from 2011 to 2012 when it was acquired by GoDaddy and as CEO of Posit Science Corporation, a software and services company, from 2008 to 2011. Mr. Aldrich holds a Bachelor of Arts in Physics from the University of North Carolina and an M.B.A. from Stanford University.

As consideration for the services to be performed by him as a director and in accordance with the Company's Non-Employee Director Compensation Policy, on June 1, 2017, Mr. Aldrich received (a) an initial grant of restricted stock units ("RSUs") in the amount of $150,000, which will vest equally over a three-year period on each anniversary of the grant date, and (b) an annual grant of RSUs in the amount of $125,000, which will vest on the one-year anniversary of the date of grant. Mr. Aldrich will also receive cash retainers to be paid quarterly for his service on the Board and the Nominating and Governance Committee in the amount of $40,000 and $8,000, respectively. Mr. Aldrich's compensation reflects the Company's recently updated Non-Employee Director Compensation Policy, which was approved by the Board on June 1, 2017 and is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On June 1, 2017, the Company issued a press release announcing that Mr. Aldrich was appointed to the Board and that Georganne C. Proctor was elected to the Board at the Company's 2017 Annual Meeting of Stockholders as further described below. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03.       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 1, 2017, the Company filed a Certificate of Amendment to the Company’s Restated Certificate of Incorporation with the Delaware Secretary of State declassifying the Board of Directors of the Company over a three-year period beginning with the Company’s 2018 annual meeting of stockholders (the “Certificate Amendment”). The Certificate Amendment was approved by the Company’s stockholders at its annual meeting of stockholders on June 1, 2017 (the "Annual Meeting"). The Certificate Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders

On June 1, 2017, the Company held its Annual Meeting. The results of the votes held at the Annual Meeting are set forth below. For more information on these proposals, see the Company's Proxy Statement that was filed with the Securities and Exchange Commission on April 20, 2017.

Proposal One: The stockholders elected each of the Company's nominated directors. The votes cast on Proposal One were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Elizabeth J. Huebner	33,691,792	295,377	784,841	4,114,454
Georganne C. Proctor	34,338,978	410,299	22,733	4,114,454
Mary S. Zappone	34,430,657	323,940	17,413	4,114,454

Proposal Two: The stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2017. The votes cast on Proposal Two were as follows:

For	Against	Abstain
38,839,040	20,923	26,501

Proposal Three: The stockholders approved, on an advisory basis, the compensation of the Company's Named Executive Officers, as disclosed in the Proxy Statement for the Annual Meeting. The votes cast on Proposal Three were as follows:

For	Against	Abstain	Broker Non-Votes
33,903,134	773,391	95,485	4,114,454

Proposal Four: The stockholders approved, on an advisory basis, an advisory vote on executive compensation to be held every one year. The votes cast on Proposal Four were as follows:

One Year	Two Years	Three Years	Abstain
26,692,285	43,702	7,960,812	75,211

Consistent with the advisory vote of stockholders, the Board of Directors has determined that the Company will continue to hold future advisory votes on named executive compensation on an annual basis.

Proposal Five(a): The stockholders approved an amendment to the Blucora, Inc. Restated Certificate of Incorporation to declassify the Board of Directors over a three-year period beginning with the Company’s 2018 annual meeting of stockholders. The votes cast on Proposal Five(a) were as follows:

For	Against	Abstain	Broker Non-Votes
34,221,811	504,790	45,409	4,114,454

Proposal Five(b): The stockholders did not approve an amendment to the Blucora, Inc. Restated Certificate of Incorporation to provide that the number of directors of the Company shall be fixed from time to time by the Board of Directors. The votes cast on Proposal Five(b) were as follows:

For	Against	Abstain	Broker Non-Votes
17,373,575	17,381,523	16,912	4,114,454

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Blucora, Inc.
10.1	Blucora, Inc. Non-Employee Director Compensation Policy
99.1	Press release dated June 1, 2017
99.2	Certificate of Amendment to the Restated Certificate of Incorporation of Blucora, Inc., marked to show changes

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 2, 2017

BLUCORA, INC.

By: /s/ Mark A. Finkelstein
Mark A. Finkelstein
Chief Legal & Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Blucora, Inc.
10.1	Blucora, Inc. Non-Employee Director Compensation Policy
99.1	Press release dated June 1, 2017
99.2	Certificate of Amendment to the Restated Certificate of Incorporation of Blucora, Inc., marked to show changes